UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 19, 2004


                              The Medicines Company
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-31191                04-3324394
----------------------------------    ------------        --------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)         Identification No.)


                       8 Campus Drive
                   Parsippany, New Jersey                           07054
-------------------------------------------------------------    -----------
          (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616



-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On October 19, 2004, The Medicines Company (the "Company") announced its financial results for the quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

   99.1 Press Release entitled "The Medicines Company Reports Third Quarter Financial Results." issued by The Medicines Company on October 19, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE MEDICINES COMPANY


Date:  October 19, 2004              By:      /s/ Steven H. Koehler
                                              ---------------------
                                              Steven H. Koehler
                                              Senior Vice President
                                              and Chief Financial Officer

                                  Exhibit Index


         Exhibit No.        Description
         -----------        -----------
         99.1               Press release dated October 19, 2004 entitled "The
                            Medicines Company Reports Third
                            Quarter Financial Results."